Avondale	12 Months Ended
Dec. 31, 2013
Restructuring and Related Activities [Abstract]
Avondale
AVONDALE

In 2010, plans were announced to consolidate the Company's Ingalls military shipbuilding operations by winding down military shipbuilding at the Avondale, Louisiana facility in 2013 after completion of LPD-class ships that were under construction at this facility. The Company intends to build future LPD-class ships at the Company's Pascagoula, Mississippi, facility, although the Company intends to utilize the Avondale facility into 2014 to complete construction of certain LPD assemblies. The consolidation is intended to reduce costs, increase efficiency, and address shipbuilding overcapacity.

In connection with and as a result of the decision to wind down military shipbuilding at the Avondale, Louisiana facility, the Company began incurring and paying related costs, including, but not limited to, severance expense, relocation expense, and asset write-downs related to the Avondale facilities. Management's current estimate of these expenditures is $256 million. Such costs are expected to be recoverable under existing flexibly-priced contracts or future negotiated contracts in accordance with Federal Acquisition Regulation ("FAR") provisions for the treatment of restructuring and shutdown related costs. The Company is currently in discussions with the U.S. Navy regarding its cost submission to support the recoverability of these costs under the FAR and applicable contracts.

The Defense Contract Audit Agency ("DCAA"), a DoD agency, prepared an initial audit report on the Company's July 30, 2010 cost proposal for restructuring and shutdown related costs of $310 million, which stated that the proposal was not adequately supported for the DCAA to reach a conclusion and questioned approximately $25 million, or 8%, of the costs submitted by the Company. The Company then submitted a revised proposal dated October 12, 2011 to address the concerns of the DCAA and to reflect a revised estimated total cost of $271 million. The Company received a supplemental audit report, which again stated that the proposal was not sufficiently supported to allow the DCAA to reach a conclusion. However, the report, while qualified and not final, supports the Company's position that, in general, most of the categories of costs incorporated in the proposal are allowable as restructuring activities. The amount and percentage of questioned costs are materially unchanged from the previous audit report. The Company submitted another revised proposal in February 2013 further addressing the DCAA concerns and supporting management's current restructuring cost estimate of $256 million.

Ultimately, the Company anticipates agreement with the U.S. Navy that is substantially in accordance with management's cost recovery expectations. Accordingly, HII has treated these costs as allowable costs in determining the earnings performance on its contracts in process. The actual restructuring expenses related to the wind down may be greater than the Company's current estimate, and any inability to recover such costs could result in a material effect on the Company's consolidated financial position, results of operations or cash flows.

The Company also evaluated the effect that the wind down of the Avondale facilities might have on the benefit plans in which HII employees participate. HII determined that the impact of a curtailment and other resulting adjustments in these plans was not material to its consolidated financial position, results of operations or cash flows.

Although closure is still the baseline assumption for Avondale, the Company is pursuing other opportunities to utilize this facility. On September 26, 2013, the New Orleans Metals Trades ratified a new labor agreement in connection with the Company's pursuit of other opportunities at Avondale. In addition, the Company intends to utilize the facility into 2014 to complete construction of certain LPD assemblies. Ultimately, if the Company is successful in pursuing such opportunities, and Avondale were to remain open, the Company would submit a revised restructuring proposal to the U.S. Navy consistent with this change. In such event, the Company expects the total estimated restructuring costs would decrease. While the restructuring costs that are currently capitalized, consisting primarily of severance and retention payments as well as retired fixed assets, should remain recoverable under existing or future U.S. Navy contracts, other costs would remain as part of the Avondale cost structure associated with Avondale's new line of business.

The following table summarizes the changes in the Company's liability for restructuring and shutdown related costs associated with winding down the Avondale facility. As of December 31, 2013 and 2012, these costs were comprised primarily of employee severance and retention payments, as well as incentive bonuses. These amounts were capitalized in inventoried costs, and will be expensed as part of cost of product sales beginning in 2014.

($ in millions)	Compensation	Other Accruals	Total
Balance as of January 1, 2011	$27	$39	$66
Payments	(24)	(36)	(60)
Adjustments	47	(3)	44
Balance as of December 31, 2011	50	—	50
Payments	(50)	—	(50)
Adjustments	24	—	24
Balance as of December 31, 2012	24	—	24
Payments	(27)	—	(27)
Adjustments	17	—	17
Balance as of December 31, 2013	$14	$—	$14